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                                                                Exhibit 10.1


                                SECOND AMENDMENT
                                     TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

          SECOND AMENDMENT dated as of May 10, 1996 (this "Amendment") to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 15, 1995 (as modified by the Waiver and First Amendment thereto dated as of February 16, 1996, the "Credit Agreement"), each among THE GRAND UNION COMPANY, a Delaware corporation (the "Borrower"), the institutions from time to time party thereto as lenders (the "Banks") and BANKERS TRUST COMPANY, as agent (the "Agent"). Capitalized terms used herein and not defined herein shall have the respective meanings set forth for such terms in the Credit Agreement.

                              W I T N E S S E T H :

          WHEREAS, the Borrower has determined that, as a result of the transfer to C&S Wholesale Grocers, Inc. of the Borrower's supply and distribution operations, the Borrower's Carlstadt facility and fleet of vehicles are no longer necessary for the conduct of its business; and

          WHEREAS, the Borrower has requested that the Credit Agreement be amended in order to permit the Borrower to sell the Carlstadt facility and such vehicles and to retain the proceeds thereof in order to offset certain one time cash expenditures associated with the closing of the Borrower's Mount Kisco and Carlstadt facilities;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.  AMENDMENTS.  The Credit Agreement is hereby amended as follows:

          (a) Section 4.2(c) of the Credit Agreement is amended by inserting the following after the term "Permitted Dispositions" at the end of the first sentence of such Section:

     "and up to an aggregate of $3,500,000 of cash and non-cash proceeds arising from Supplemental Permitted Dispositions".

          (b) Section 8.1 of the Credit Agreement is amended by inserting the words "Supplemental Permitted Dispositions and" at the beginning of clause (g) of such Section.

          (c) Section 10 of the Credit Agreement is amended by inserting the following after the definition contained therein of the term "Subsidiary Security Agreement":

          "'Supplemental Permitted Dispositions' shall mean the sale by the Borrower in compliance with all of the




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     requirements of Section 12.15(b) hereof of the portion of the Carlstadt facility owned by the Borrower and the trucks and other vehicles owned by the Borrower that are no longer needed in the conduct of the Borrower's business as a result of the transfer of the operation of the Borrower's distribution and supply system to C&S Wholesale Grocers, Inc."

          (d) Section 12.15 of the Credit Agreement is amended by (i) inserting the words "and Supplemental Permitted Disposition" after the term "Permitted Disposition" in each of the second and seventh lines of paragraph (b) of such Section, (ii) re-lettering such paragraph (b) as paragraph "(c)", and
(iii) inserting the following after paragraph (a) of such Section as a new paragraph (b):

          "(b) The Borrower may effect one or more Supplemental Permitted Dispositions so long as (i) each such Supplemental Permitted Disposition is effected solely for cash; (ii) cash received in connection with all such Supplemental Permitted Dispositions in excess of $3,500,000 is used to repay Term Loans, Swingline Loans and Revolving Loans pursuant to Sections
     4.1 and 4.2; (iii) no Event of Default is in existence at the time of the consummation of a Supplemental Permitted Disposition or would exist after giving effect thereto; (iv) each Supplemental Permitted Disposition shall be an arm's-length transaction for fair market value (as determined by the management of the Borrower in good faith) and shall involve a purchaser who is not an Affiliate of the Borrower; (v) the Borrower shall have given the Agent and the Banks at least three Business Days prior written notice of each Supplemental Permitted Disposition generating more than $1,000,000 of cash proceeds; and (vi) the Borrower shall have delivered to the Agent an officer's certificate, executed by the chief financial officer of the Borrower, certifying as to compliance with the requirements of the preceding clauses (i), (ii), (iii) and (iv). The consummation of a Supplemental Permitted Disposition shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied and that the same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 9."

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Agent and each Bank that:

          (a) no Default or Event of Default has occurred and is continuing on and as of the date hereof; and


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          (b)  the representations and warranties of the Borrower and the other
Credit Parties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to a different specific date.

SECTION 3. EFFECTIVENESS. This Amendment shall become effective when the Agent shall have executed and delivered a counterpart of this Amendment and received duly executed counterparts of this Amendment from the Borrower, each Subsidiary of the Borrower that is a party to any Credit Document and as many of the Banks as shall be necessary to comprise the "Required Banks".

SECTION 4. STATUS OF CREDIT DOCUMENTS. This Amendment is limited solely for the purposes and to the extent expressly set forth herein, and, except as expressly modified hereby, the terms, provisions and conditions of the Credit Documents and the Liens granted thereunder shall continue in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 5. COUNTERPARTS. This Amendment may be executed and delivered in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).


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          IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers to execute and deliver this Waiver and Second Amendment to the Amended and Restated Credit Agreement as of the date first above written.


                                        THE GRAND UNION COMPANY


                                        By:/s/ Frank Nicastro
                                           ------------------
                                           Name:  Frank Nicastro
                                           Title: Vice President and
                                                  Treasurer


                                        BANKERS TRUST COMPANY,
                                          Individually and as Agent


                                        By:/s/ Mary Kay Coyle
                                           ------------------
                                           Name:  Mary Kay Coyle
                                           Title: Managing Director


                                        BANKAMERICA BUSINESS CREDIT, INC.


                                        By:/s/ Louis Alexander
                                           -------------------
                                           Name: Louis Alexander
                                           Title: VP


                                        BANK POLSKA KASA OPIEKI, SA


                                        By:/s/ William A. Shea
                                           -------------------
                                           Name: William A. Shea
                                           Title: Vice President
                                             Senior Lending Officer



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


                                        CITIBANK, N.A.


                                        By:/s/ Hans L. Christensen
                                           -----------------------
                                           Name: Hans L. Christensen
                                           Title: Vice President


                                        COMPAGNIE FINANCIERE DE CIC ET
                                         DE L'UNION EUROPEENNE


                                        By:/s/ Sean Mounier
                                           ----------------
                                           Name: Sean Mounier
                                           Title:First Vice President


                                        By:/s/ Brian O'Leary
                                           -----------------
                                           Name: Brian O'Leary
                                           Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON


                                        By:/s/ Gretchen Bergstressa
                                           ------------------------
                                           Name: Gretchen Bergstressa
                                           Title: V. P.


                                        HELLER FINANCIAL, INC.

                                        By:/s/ T. Bukarski
                                           ---------------
                                           Name: T. Bukarski
                                           Title: V. P.


                                        LEHMAN COMMERCIAL PAPER INC.

                                         By:/s/ Michele Swanson
                                            -------------------
                                           Name: Michele Swanson
                                           Title:Authorized Signatary


                                        MERRILL LYNCH, PIERCE, FENNER
                                         & SMITH INCORPORATED


                                        By:/s/ Victor Ichosia
                                           ------------------
                                           Name: Victor Ichosia
                                           Title:Managing Director


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                                        FLEET BANK N. A.


                                        By:/s/ Eric Rubin
                                           --------------
                                           Name: Eric Rubin
                                           Title:Vice President


                                        QUANTUM PARTNERS LDC


                                        By:
                                           -----------------------
                                           Name:
                                           Title:


                                        SENIOR DEBT PORTFOLIO

                                        By:  Boston Management and Research,
                                               as Investment Advisor

                                        By:/s/ Jeffrey S. Garner
                                           ---------------------
                                           Name: Jeffrey S. Garner
                                           Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION

                                        By:/s/ Michael Burn
                                           ----------------
                                           Name: Michael Burn
                                           Title: Vice President

                                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                          INCOME TRUST


                                        By:/s/ Jeffrey W. Maillet
                                           ----------------------
                                           Name: Jeffrey W. Maillet
                                           Title: Sr.Vice Pres.-Portfolio Mgr.


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                              The foregoing Second Amendment to the Amended and
Restated Credit Agreement is hereby consented and agreed to, and the Liens and guaranties under the Credit Documents are hereby confirmed, by:


                                        MERCHANDISING SERVICES, INC.
                                        GRAND UNION STORES, INC. OF VERMONT
                                        GRAND UNION STORES OF NEW
                                          HAMPSHIRE, INC.


                                        By:/s/ Frank Nicastro
                                           ------------------
                                           Name:Frank Nicastro
                                           Title:VP and Treasurer
                                                 of each of the above
                                                 listed entities


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